SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: January 2, 2007

GTREX CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31974	13-4171971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43180 Business Park Drive, Suite 202, Temecula, CA 92590

(Address of principal executive offices)

Registrant's telephone number, including area code: (951) 587-9100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On January 2, 2007, the Company accepted the resignation of Gary Halverson and Douglas Perkins form the Board of Directors.  At this time, no one has been chosen to fill the vacancies left by the resignation of Mr. Halverson and Mr. Perkins.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTREX CAPITAL, INC.

January 8, 2007	/s/ Gary Nerison
Date	Gary Nerison Interim Chief Executive Officer